UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TERRA INDUSTRIES INC.
(Name of Registrant as Specified In Its Charter)

CF INDUSTRIES HOLDINGS, INC. CF COMPOSITE, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TO SUBMIT A PROXY, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED PROXY FOR 2009 ANNUAL MEETING OF STOCKHOLDERS OF TERRA INDUSTRIES INC. THIS PROXY IS SOLICITED ON BEHALF OF CF INDUSTRIES HOLDINGS, INC. AND CF COMPOSITE, INC. AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF TERRA INDUSTRIES INC. The undersigned stockholder of Terra Industries Inc., a Maryland corporation (the “Company”), hereby constitutes and appoints Anthony J. Nocchiero and Douglas C. Barnard, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Eastern Time, on Friday, November 20, 2009, at the offices of Credit Suisse, 11 Madison Avenue, Floor 2B Auditorium, New York, New York 10010, and at any adjournments or postponements thereof (the “Annual Meeting”), and to vote all shares of common stock, without par value, of the Company that the undersigned would be entitled to vote at such meeting if then and there personally present. The undersigned hereby acknowledges receipt of the Proxy Statement of CF Industries Holdings, Inc. and CF Composite, Inc., dated October 14, 2009. This proxy, when properly executed, will only be voted as directed herein. If the undersigned submits a signed proxy without giving voting instructions with respect to the proposal(s) listed herein, the proxies will vote the undersigned’s proxy “FOR” such proposal(s) and in the discretion of the proxies on any other matter properly brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting. YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE YOUR PROXY TODAY (Continued and to be signed and dated on reverse side) BLUE PROXY PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

TO SUBMIT A PROXY, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark your votes as in this example using dark ink only. X PROPOSAL 1 – Election of Directors To elect the nominees of CF Industries Holdings, Inc. and CF Composite, Inc., 01-John N. Lilly, 02-David A. Wilson and 03-Irving B. Yoskowitz, to serve as Class II directors on the board of directors of the Company until the 2012 annual meeting of stockholders of the Company and until their successors are duly elected and qualify. INSTRUCTIONS: If applicable, to withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominees. Date , 2009 Signature of Stockholder Signature of Stockholder (if held jointly) Name and Title of Representative (if applicable) Please sign exactly as your name or names appear on this proxy. If shares are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person. WITHHOLD FROM ALL FOR ALL FOR ALL EXCEPT CF INDUSTRIES HOLDINGS, INC. AND CF COMPOSITE, INC. RECOMMEND THAT YOU VOTE “FOR” PROPOSALS 1 AND 2 BELOW. PROPOSAL 2 – Ratification of Independent Accountants for 2009 To ratify the selection by the Audit Committee of the Company of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2009. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON BEHALF OF THE UNDERSIGNED UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY CARD IS VALID ONLY WHEN SIGNED. FOR AGAINST ABSTAIN YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of common stock of Terra Industries Inc. for the upcoming 2009 Annual Meeting of Stockholders PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-888-216-1287, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1345. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/tra, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: CF Industries Holdings, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.